Exhibit 10.12

This Agreement made the 1st day of February, 2006, by and between Techsphere Co. Ltd of Wonil Building 4th Floor, 980-54 Bangbae-dong, Seocho-gu, Seoul, Korea (“Techsphere”) (and any contractors and or employees of Techsphere and if there is more than one author or engineer providing services on this Agreement then all of them collectively) and Identica Holdings Corporation 3675 South West Shore Blvd.# 260, Tampa, Florida 33629 and its Subsidiary Identica Canada Inc. of 130 Bridgeland Ave, Suite 100, Toronto, Ontario M6A 1Z4, Canada (“Identica").

TECHSPHERE AND THE IDENTICA AGREE THAT:

1. Title, Copyright and Potential Patent Assignment

(a) Techsphere and Identica intend this to be a contract for services and each considers the products and results of the services to be rendered by Techsphere hereunder (the "Work") to be a work made for hire by an independent contractor. Techsphere acknowledges and agrees that the Work (and all rights therein, including, without limitation, copyright and potential patent rights) belongs to and shall be the sole and exclusive property of Identica. Techsphere shall not provide services to any other person which will provide a work which is or will be substantially the same as the Work specified in Schedule “A” hereto.

Notwithstanding any provision in this Agreement to the contrary, all the intellectual property rights, including patents and copyrights relating to the technologies, portion of the Work and software which have already been possessed or were developed by Techsphere prior to the development hereunder, or all the discoveries, improvements and inventions conceived or first reduced to practice by Techsphere or separately made by Techsphere shall belong to Techsphere.

(b) If for any reason the Work would not be considered a work made for hire under applicable law, Techsphere does hereby sell, assign, and transfer to Identica, its successors and assigns, the entire right, title and interest in and to the copyright and patent rights in the Work and any registrations and copyright applications and/or registrations and patent rights relating thereto and any renewals and extensions thereof, and in and to all works based upon, derived from, or incorporating the Work, and in and to all income, royalties, damages, claims and payments now or hereafter due or payable with respect thereto, and in and to all causes of action, either in law or in equity for past, present, or future infringement based on the copyrights, and potential patent rights and in and to all rights corresponding to the foregoing throughout the world.

(c) If the Work is one to which the provisions of 17 U.S.C. 106A apply (the section of Federal copyright law defining the rights of attribution and integrity of an Author of a work of visual art), Techsphere hereby waives and appoints Identica to assert on the Techsphere's behalf Techsphere's moral rights or any equivalent rights regarding the form or extent of any alteration to the Work (including, without limitation, removal or destruction) or the making of any derivative works based on the Work, including, without limitation, photographs, drawings or other visual reproductions or the Work, in any medium, for Identica’s purposes.

(d) Techsphere agrees to execute all papers and to perform such other proper acts as Identica may deem necessary to secure for Identica or its designee the rights herein assigned.

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

(e) Notwithstanding any provision in this Agreement to the contrary, this Agreement shall not prohibit Techsphere from developing and selling products which utilize smart card systems unless they are materially similar in their overall specifications and implementation details and/or appearance to the products of the outcome of the Work hereto.

2. Description of the Work

The Work which is the subject of this Agreement includes all Work related to the specification document attached hereto as Schedule “A”.

3. Delivery of the Work

(a) Techsphere will deliver to Identica in accordance with the delivery schedule attached hereto as Schedule “C” the completed Work in accordance with the specification attached as Schedule “A”; (including without limitation, all required support documentation, illustrations, charts, graphs, and other material, in  both printed and editable electronic).

(b) If Techsphere fails to deliver the Work in accordance with the Schedule “C” hereto, Identica will have the right to terminate this Agreement by giving written notice if Techsphere has failed to remedy the breach within sixty (60) days of receipt of written notice requiring it to do so and to recover from the Techsphere any progress payments made in connection with the Work if in Identica’s reasonable opinion, it is unlikely that Techsphere can complete the Work hereunder within a reasonable period of time after that sixty (60) day notice period. If Techsphere reasonably shows that it will be able to complete the Work within a reasonable period of time after that sixty (60) day notice period, Identica shall not recover any such progress payments made to Techsphere.

4. Warranty & Support

Techsphere warrants that it and its employees / contractors are the developer of the Work and Techsphere has full power and authority to make this Agreement; that to Techsphere’s knowledge, the Work does not infringe any copyright, violate any property rights. Techsphere will defend, indemnify, and hold harmless Identica and/or its licensees against all claims, suits, costs, damages, and expenses that the Identica and/or its licensees may sustain by reason of infringement alleged to be contained in the Work or any infringement or violation by the Work of any copyright or property right; and until such claim or suit has been settled or withdrawn, Identica may withhold any sums due to Techsphere under this Agreement.

Techsphere shall supply the services, provided for in this Agreement, with all necessary support information, and shall also provide qualified expert’s supervision including, but not limited to, sending to Identica’s, Canadian Development location a fully qualified Senior Technical Expert during a period of services stated in this Agreement beginning on May 15, 2006 and ending on no later than April 15, 2006, on terms as more specifically described in Schedule B attached hereto. The Senior Technical Expert will support and modify the Work, in accordance with the requirements of Identica. All modifications produced by the Senior Technical Expert shall be the sole property of Identica.

Techsphere will not be responsible for any infringement of third party rights caused by future modification of the Work made in accordance with Identica’s requirements or directions. Identica warrants that no such infringement will take place by modification of the Work in accordance with its requirements or directions and Identica shall indemnify

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

and keep indemnified Techsphere against any damage, loss, cost or expenses arising from Identica’s breach of such warranty.

5. Consideration

In consideration of the performance of the Work in accordance with the provisions of this Agreement, Identica shall pay support fees to Techsphere in accordance with Schedule “B” hereof.   Subject to Section 4, the Techsphere Senior Technical Expert will be compensated by Techsphere.

6. Term and Termination

(a) This Agreement shall remain in effect unless terminated earlier in accordance with this Section 6.

(b) In the event that either party shall be in default of its material obligations under this Agreement and shall fail to remedy such default within sixty (60) days after receipt of written notice thereof, this Agreement shall terminate upon expiration of the sixty (60) day period, except that the warranty provided for in Section 5 hereto shall remain in effect.

(c) If any party shall be or become insolvent, or a petition in bankruptcy or its equivalent under local law shall be filed by or against it, or if a party shall make any assignment for the benefit of creditors, or a receiver of the property or a substantial portion thereof of the party shall be appointed, or if a party shall seek protection under any laws or regulations the effect of which is to suspend or impair the rights of its creditors, in any such event and at any time, the other party may terminate this Agreement, effective immediately and without judicial resolution, by sending the insolvent party written notice of such termination.

7. Options/Contracts with Third Parties

Nothing contained in Section 6 shall affect any license or other grant of rights, options, or agreements made with third parties prior to the termination date or the rights of Identica in the income resulting from such agreements.

8. Amendments

The written provisions contained in this Agreement constitute the sole and entire Agreement made between Techsphere and Identica concerning the subject matter of this Agreement, and any amendments to this Agreement shall not be valid unless made in writing and signed by both parties.

9. Construction, Binding Effect, and Assignment

This Agreement shall be construed and interpreted according to the laws of the State of Florida USA and shall be binding upon the parties hereto, their heirs, successors, assigns, and personal representatives; and references to Techsphere and to Identica shall include their heirs, successors, assigns, and personal representatives.

10. Limitation of Liability

In the absence of Techsphere’s gross negligence or willful misconduct, Techsphere’s total aggregate liability howsoever arising in connection with, or as a result of, this Agreement, shall not in the aggregate exceed the amount of the fees paid to Techsphere

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

pursuant to Section 6 hereof, and Techsphere shall have no further liability to Identica when such amount has been expended or incurred by Techsphere.

Neither party shall be liable for indirect , special, punitive, exemplary, incidental or consequential damages of the other party, whether foreseeable or not and whether based on negligence or otherwise.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

Identica Holdings Corporation:

Techsphere Co., Ltd.

BY:

BY:

Edward A, Foster, CEO

Alex Hwansoo Choi     CEO

Name

Name

/s/ Edward A. Foster

 /s/ Alex Hwansoo Choi

Signature

Signature

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

Schedule “A”

UC-2 Specification

Identica Holdings Corporation

130 Bridgeland Ave, Suite 100

Toronto, Ontario

M6A 1Z4

Canada

Tel: 416-640-0681

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

About the UC-2

The UC-2 or Universal Controller Version 2 is Identica’s new product aimed at providing a universal integration device interfaced with VP-II S for security and control systems. The UC-2 will allow VP-II S seamlessly integrated into existing access control systems.

Currently the UC-1 provides a HID smart card interface for storing of biometric templates on an iCLASS HID compliant card.  The current UC-1 interfaces with the VP-II S from Techsphere. Currently the UC-1 has Wiegand, RS485 and RS232 outputs.

The UC-2 will provide all that the UC-1 currently provides except RS485 while greatly expanding its current platform and capabilities. There will also be more IO capability with regards to the CPU. The IO will include a serial port for barcode scanning, multiple card input platforms, dual biometric capabilities.

Contact:

Terry Wheeler,

President

130 Bridgeland Ave, STE 100

Toronto, Ontario M6A 1Z4

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

Table of Contents

About the UC-2

A-2

Table of Contents

A-3

UC-2 Configurations

A-4

Smart Card Application WITH an existing access control system

A-5

Smart Card Application WITHOUT an existing access control system

A-6

Non-smart card application

A-7

UC-2 Version 1 – Scope

A-8

Interface

A-8

Authentication Key and Customer Key

A-9

Wiegand output to an existing access control system

A-10

Barcode reader interface

A-10

New Menu VP-II S

A-11

Card Classification

A-11

Manager enrollment

A-11

Releasing Test mode of VP-II S

A-12

User enrollment

A-12

Personal Security level

A-13

Verification

A-13

Verification type 1

A-14

Verification type 2

A-15

Card only access without verifying hand (Optional Use)

A-16

Card only access

A-16

Deletion

A-17

Hardware specification

A-21

Used components and hardware features

A-21

Block Diagram

A-22

PCB dimension & layout

A-23

External port layout

A-24

Estimated power consumption

A-25

Disclaimer

A-26

Copyright © Identica Corp.

A-26

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

Revision History

•

March 7, 2006 - Daniel Bird

D0 – First draft base on Techsphere’s first proposal

•

March 11, 2006 - Steve Won

D1 – Revision upon discussion with Terry Wheeler, Ed Foster, David Lee

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

UC-2 Configurations

Smart card application WITH an existing access control system

This configuration is for a smart card (and/or barcode reader) based system with an existing access control system.

Without connecting an existing access control system (blue box), the same configuration will be used for a punch in clock application. This setup would have no connection to an access control system, or a door strike. This scenario would be utilized in a Time and Attendance only set up.

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

Smart card application WITHOUT an existing access control system

This configuration is for a system without an existing access control system. The T-Module provides the door contact control that the access control system normally would provide. In this scenario, the T-Module is the Network connection point, and is connected via RS232 to the UC-2 for security purposes on the inside of the door

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

Non-smart card application

T-Module: User templates on a server (Currently available)

T-Module+: User templates on hardware (Will be available from July 2006)

To be implemented

**Wide range of Wiegand input/output will be implemented.

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

UC-2 Version 1 Scope

Interface

** Application in connections with T-Module will be implemented at Version 2.

** Smart cards connections other than HID will be implemented at Version 2.

** UC-2 will have Wiegand input port, however, application is not implemented at Version 1. It shall be used for future application.

** Time and Attendance application will be considered at Version 2.

For any hardware related issues, see ‘Hardware specifications’ section. This section mentions only firmware scope for Version 1.

•

TCP/IP interface with a host computer (IONcontrol / Management tools)

•

HID iClass OEM50 (and/or OEM150) read/write module interface (RS232)

-

RS232 will be used for the interface between Module and UC-2. Wiegand code of card will be sent to UC-2 through RS232. However, Wiegand input port connection from HID module has to be considered when designing hardware for future applications.

-

Write/Read user template as well as necessary data to/from each individual iClass card.

•

Enrollment and verification at the same unit. (R/W HID module used)

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

Authentication Key and Customer Key

•

Consideration of UC-1 compatibility

-

16K CG (2 Application)

-

UC-2 must be able to read and recognize the cards being used for UC-1, and must be able to convert data to be used for UC-2 automatically at the first read.

•

Authentication Key between HID Module and UC-2

-

UC-2 will have a fixed Key in its program code, and will write the Key to HID module at the first boot. Identica will confirm one of the Keys.

-

If necessary, a new Key can be written to HID module through UC-2. Identica will implement a software tool for this.

•

Customer key

-

Managing a unique Customer key is a must in order to prevent improper usage of card. Cards issued at one customer site must not be accepted at other customer sites. Customer key will be used as a unique key for each customer, which can consist of long numbers and/or characters so that customer/company name and/or address can be used as a Customer key. UC-2 will not accept cards of which Customer key is not matched to that of UC-2. Once the Customer key is set to UC-2, it will be written to every card at the enrollment process.

-

A software tool (should be IONcontrol) that can set or change the Customer key of UC-2 must be provided to the customer so that the customer can assign a unique Customer key for them. Others should not know the Customer key.

-

The Customer key must be able to be set or changed only (1) when the UC-2 is under factory set or (2) when a manager is verified.

-

UC-2 will have a default Customer Key which is ‘admin’. This is necessary for the process of manufacturing or testing before delivery. The customer key must be reset at the customer site prior to use.

-

UC-2 will write the Customer key to each card at the enrollment process.

•

Wiegand code

-

Every card being delivered from HID has a unique Wiegand code. The purchaser (Identica or end user) can confirm Wiegand bit (26bit, 37bit, etc)

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

Wiegand output to an existing access control system.

In case of user verification with a card or barcode, UC-2 will output the Wiegand code read from the card/barcode, as it is (Wiegand code read from the card/barcode includes all information necessary for Wiegand output such as number of bit and format). In case of barcode application, Wiegand code must be included in the barcode data. (IONcontrol has to manage this when issuing a barcode)

In case of user verification with a PIN, UC-2 will output the Wiegand code received from IONcontrol. IONcontrol will send a Wiegand code when sending user template.

•

Wiegand output on verification failure

It must be able to enable or disable by IONcontrol as an option. If enabled, UC-2 will output an additional digital output along with the Wiegand data accordingly (i.e. a high level output on verification success and a low level output verification on failure).

Barcode reader interface

UC-2 will be capable for reading user templates through a 2D PDF 417 bar code reader.

For this application, user templates at the enrollment process will be sent to IONcontrol.

IONcontrol should be able to write the received user template along with necessary control data such as personal security level, Customer key and Wiegand code (It may be required to wire a pin as well).

To enroll a user with barcode, IONcontrol must be in operation. Otherwise UC-2 will show an error and the enrollment process will not be completed. Other operations shall be the same as those for card use.

To be discussed:

Need to confirm the model to be used. Communication protocol is required. (Identica will confirm). A sample reader is required for development.

Barcode Security exposure – Additional encryption is recommended.

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

New Menu VP-II S

The new menu (UC-2 menu) for interaction with the UC-2 will consist of the following:

-

Manager enrollment

-

User enrollment

-

User deletion

-

Personal security level set

-

Assignment of card only users (without verifying hand)

-

Test mode release

-

Test mode recovery

-

Password generation

-

In the same manner of VP-II NetControl login, IONcontrol can use a password generated by the VP-II S by a manager for login as an option.

-

More menus can be added if necessary

Using the protocol applied to the VP-II S UC1 version (keypad and display control), a new menu to control UC-2 will be implemented. Managers can access this menu.

It is required to minimize steps to access menu. Simpler is better. Menus frequently accessed (User enrollment / User deletion) should be placed on top menu. Techsphere will design a menu structure accordingly in consideration of these recommendations.

Time-out for the menu access shall be long enough so that multiple users can be enrolled/deleted by one-time verification of a manager, or a hidden menu for multiple user enrollment/deletion can be implemented.

Card Classification

Cards to be used for uC-2 will be classified in two types; one is Manager Card and the other is User card. Those cards are not necessary to be classified at delivery. It will be automatically classified at the enrollment process.

Manager card

Cards issued for managers by the process of Manager Enrollment. UC-2 will automatically recognize the manager card when verifying. Unlimited number of manager cards can be issued for multiple users.

User card

Cards issued for general users by the process of User enrollment. UC-2 will automatically recognize the user card when verifying.

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

Blank card

Blank card means a card that does not include any data in the user data section. If Blank card, UC-2 will write the Customer key at the enrollment process.

Manager Enrollment

Managers can be enrolled at the menu of ‘Manager Card enrollment’ in the UC-2 menu.  There are two ways to access this menu:  (1) by verifying VP-II S System manager enrolled in the internal memory of VP-II S; (2) by verifying a manager enrolled with a manager card.

The first method (1) enables the customer to initially enroll a manager at the beginning when the VP-II S is under Test mode (factory set).

Follow the instructions indicated in the VP-II S User’s Guide to enroll the VP-II S System manager and access the manager menu of VP-II S. A new menu to the VP-II S manager menu will be implemented in order to access ‘UC-2 menu’.  Managers enrolled with cards can also access ‘UC-2 menu’.

•

IONcontrol

IONcontrol must be in operation for manager enrollment if Verification type 2 (PIN access) is used/enabled.  Otherwise UC-2 will show an error and not precede the enrollment process.

Releasing Test mode of VP-II S

As like VP-II S Mode ½ and VP-II M, the Test mode must be released at the time being.  Under Test mode, a new manager can be enrolled in the same manner of conventional way of VP-II use.  Follow the steps below to release the Test mode:

•

Conventional Way

-

Access the manager menu of VP-II S Mode 3 by verifying a ‘System manager’.

-

Release the test mode according to the instructions of releasing Test mode.

-

Do the same process at every VP-II S installed.

•

Using a manager card

-

Access the menu newly implemented for UC-2 operation (by verifying a UC-2 manager with manager card).

-

Release the test mode using the menu of ‘Test mode release’

-

Do the same process at every VP-II S installed.

•

Using IONcontrol

-

If IONcontrol is installed, Test mode of all VP-II S can be released at once using the function provided by IONcontrol.

Once released Test mode can’t be recovered.  A service call is required.  However, this is to be discussed.  Identica wants to have Test mode recovery function but it should be done at the sit or at the factory.

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

User Enrollment

User enrollment process starts when selecting ‘User enrollment’ at the UC-2 menu.  Process to enroll card-user or barcode-user is different.  A sub-menu to select enrollment type (card or barcode) will be implemented.  However, if UC-2 can recognize (by system setting) whether card or barcode used, access to sub-menu will be skipped to minimize menu-access steps.

•

Card user enrollment

-

Only a blank card will be accepted.  For a used card, it is necessary to delete it first using ‘User deletion’ menu at the UC-2 menu.

-

UC-2 will send an event of user enrollment to IONcontrol if connected.  If not connected, the event will be stored in the internal memory of UC-2 (to be sent later on if requested).  The event data includes card number (Wiegand code) and time/date, but does not include user template.

-

IONcontrol must be in operation if Verification type 2 (PIN access) is used/enabled.  Otherwise UC-2 will show an error and not precede the enrollment process. This is because user template must be sent to IONcontrol if Verification type 2 is used.  Factory set of UC-2 is not to use Verification type 2.  IONcontrol can change this option.

•

Barcode user enrollment

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

-

UC-2 will send user template to IONcontrol so that it can be written to a barcode along with necessary control data.

-

IONcontrol must be in operation.  Otherwise UC-2 will show an error and not proceed with the enrollment process.

Personal Security Level

When processing the enrollment of manager or user, personal security level is not cared.  This means the personal security level remains as ‘unused’ status.  VP-II S will refer to the system security level set to the unit if the personal security level remains as ‘unused’.

At the manager menu, it is possible to assign or change personal security level.

Verification

•

Verification Type 1 – Verification with cards or barcodes.

-

Have an enrolled card or barcode read, and put the hand.  UC-2 will verify the user in accordance with the verification process of VP-II A.

-

UC-2 will output Wiegand code to the connected ACU.  (Wiegand code is included in the card or barcode).

-

UC-2 will send an event of user verification (in both cases of success or failure) to IONcontrol if connected.  If not connected, the event will be stored in the internal memory of UC-2 (to be sent later on if requested), up to 1,000 events (FIFO).

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

•

Verification Type 2 – Verification by PIN input

-

This function should be an option to be enabled or disabled since some customer may not want to store user templates in a host computer due to privacy issue.

-

IONcontrol must be in operation all the time, not only for verification but also enrollment, when this function is enabled.

-

UC-2 will send user template to IONcontrol at the enrollment process and will request IONcontrol for the user data (template, Wiegand code and control data).

-

IONcontrol will have a matching table of ‘Wiegand and PIN’ for every user.  Users can use either Wiegand code (if allowed) or PIN for Verification type 2.

-

The Wiegand code received from IONcontrol will be output.

-

An event same as Verification type 1 will be generated.

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

Card only access without verifying hand (Optional Use)

-

A function authorizing a user without verifying hand for specified cards.

-

Alternative use of card only or in combination with a password.

-

Cards for this purpose can be assigned by a manager at the UC-2 menu.

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

Deletion

The delete function at the UC-2 menu will delete all data in user data section.  The card will be initialized to a Blank card.  Customer key will also be deleted.

If the verification type 2 is enabled/used, IONcontrol must be connected when deleting a card, in the same manner of enrollment.  Deleted information must be synchronized to IONcontrol.

To be discussed:  Should it be able to delete manager cards?

An administrator level manager may be required.  To be discussed further how to implement.

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

System management functions

•

System log report

All transactions executed on the UC-2 (system log) will be reported to IONcontrol in the same manner of T-Module operation.  If UC-2 can’t connect to IONcontrol, system logs are stored in the internal flash memory up to 1024 events (FIFO), and will be sent to IONcontrol when the connection is recovered.  In case that IONcontrol is not used, system logs are still stored in the UC-2, however it is not necessary to be cared.

Consideration – System Log reporting and transactions from the UC-2 must send to IONcontrol upon connection in one transaction, it if is possible.

•

Control functions for HID OEM50 module

Functions necessary to set or change HID Module such as writing the Key to the module will be provided.

•

Customer key set

•

Reading card data and passing

•

Writing the received data from IONcontrol to a card

•

Modification of card data:  A protocol to modify or rewrite some data of the issued card will be provided.

•

Duress Code on Verification

A warning signal in case the user is forced to access.  It must be easy to access, not to be known that the user accesses duress code.

•

Date/time synchronization to VP-II S.

UC-2 will not have real-time-clock, however it should be able to get the time and date from VP-II S.

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

IONcontrol

Application and management tool software should be implemented accordingly.  Techsphere will provide necessary protocols, data formats and operation scenarios, however it should be discussed between developers to confirm he details.  Most protocols are based on those being used for T-Module application.

•

User DB management

This function is necessary for user enrollment and verification in case of using Verification type 2.  It should be in the same manner of T-Module application.

-

Enrollment

-

Verification by PIN

-

User permission management

-

Access event management

-

Report

Verification type 2 must be able to be disabled as an option, because some customers may not allow storing user templates on a host PC due to privacy issues.

•

Barcode printer control

IONcontrol must be able to control the barcode printer to write a user template along with necessary control data (Wiegand code, personal security lever, PIN, etc.).

•

Wiegand code and PIN management – Match table for PIN assignment. Using the Wiegand code for a PIN causes user inconvenience since it can be such a long number

•

Customer management key

•

Upgrade firmware of UC-2

•

Read or Modify the data of issued cards

•

Writing data requested by the customer to cards through UC-2

Some customer may want to write their own information to user cards along with the necessary data for UC-2. UC-2 will reserve extra storage areas of card, which is not used for uC-2, to be used for this case.

•

Login control

IONcontrol will have an option for login password. One is to use only numeric/characters password, and the other one is to use a password generated by the CP-II S at the manager menu. This is in the same manner of VP-II NetControl process. Details on how to implement

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

this function will be discussed.

•

Other system management tools

-

Test mode release of VP-II S

-

Option set to enable or disable Verification type 2

-

Record and management of card only access users

-

Management of UC-2 system logs

-

Set date/time of VP-II S through UC-2

-

Internal manager deletion

-

Data base link with ACU’s application software

Basic concept is Identica has all functionality of current IONcontrol.

Identica’s engineers will prepare the detailed specification of IONcontrol based upon the discussion and the functions of UC-2 described in this specification.

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

Hardware specification

Use components and hardware features

Identica wants Techsphere to choose the most common components that can be easily sourced in North America, for them to be able to manufacture for the time being.

•

AMR7 55MHz CPU to implement network application and multiple communications

•

2MByte flash memory to support firmware upgrade

•

16Mbyte SDRAM to fun embedded O/S and UC-2 application

•

64Kbyte FRAM storage to store transactions (About 1,000 events)

•

5 serial ports (RS232)

-

VP-II S

-

Smart card (TTL Level or RS232 level selectable 0 H/W Jumper)

-

Other serial device (Barcode reader, Mag-stripe reader, Dual biometrics, Serial proxy card reader)

-

T-Module (or others)

-

Console (to be used to development purpose)

•

1TCP/IP Interface

•

1 Wiegand output port

•

Possibly 2 Wiegand input ports (1 for external connection and 1 for HID Module connections)

•

(1 or 2) Digital input

•

(1 or 2) Digital output

-

O: Digital output on verification failure

-

O: Duress code output

-

I: Auxiliary input on invalid card from ACU

•

Power input: 12V, 1.5A

•

Power output to CP-II S and other devices: 12V, 5V

Card Module interface

The connector to which HID Module is connected should be able to replace the module to others such as Mifare, Legic, Desfire for future application. It is required to research on the pin connections of those modules prior to designing the main board.

An extra add-on PCB converting pin-connections between other modules and the main PCB of UC-2 in future application will be considered so that other modules can be used without modifying the main board.

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

Block Diagram

Please add Wiegand Input port

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

PCB dimension & layout

•

PCB: 110 x 128mm, 4 layers

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

External port layout

•

Port A: VP-II S RS232 interface (TxA, RxA, GND)

Locate on the same position of UC-1. It will be connected to the VP-II S directly using a specified cable that either Techsphere or Identica will prepare.

•

Port B: Other RS233 interface (TxB, RxB, GND)

•

Port C: T-Module RS232 interface (TxC, RxC, GND)

•

Wiegand output (WO-0, WO-1, GND)

•

Wiegand input (W1-0, WI-1, GND)

•

Auxiliary digital input (AI-0, AI01, GND)

•

Auxiliary digital output (AO-0, AO-1, GND)

•

Power input (+12V_PI, GND_PI)

•

Power output (+12V_PO, +12V_PO, +5V_PO)

•

Connector type

Two types of connectors will be used. The connector being used for IM will be used for data communication port (RS232, Wiegand) and the connector being used for UC-1 will be used for Power input and output port.

Connector specification of UC-1 type was provided to Techsphere. Techsphere should check the availability and delivery difficulty as well as price.

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

Estimated power consumption

Basic Part	Voltage	Max. Current
UC-2 Board	12V	100mA
VP-II S	12V	800mA
OEM50 Module	2.7~5.25V	60mA
OEM50 Ant. Excitation	12V	100mA
Basic Total	12V	1050mA

Optional Part
Barcode Reader Module	5V	140mA
Proxy Card Reader	12V	120mA
Option Total	12V	260mA

•

Total power consumption satisfies with the specification of VP-II S SMPS (12V 1.5A)

•

Upon request, Techsphere will provide 12V 2.0A SMPS

Disclaimer

The information in this document is for informational purposes only. Identica Corp., and its subsidiaries and affiliates assume no liability for any inaccurate, delayed or incomplete information, nor for any actions taken in reliance thereon. The information contained is for scoping purposes. Further design information must be developed before final Functional Requirements can be relied upon.

Copyright © Identica Corp.

All rights reserved. This material is both confidential and proprietary and shall not be used except for evaluation purposes only. All concepts and techniques are trade secrets and shall be only circulated to those individuals who require the information for the benefit of Identica Corp.

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

Schedule “B”

Schedule of Costs and Payments

1.

For the development of the UC-2

$ 30,000.00

2.

For the first 500 units @ $149.00 + 40.00

Development Costs (First delivery 100)

18,900.00

3.

Supervising services of Senior Technical Expert

Up to one year (Paid to Techsphere Monthly)

50,000.00

Notes to the Costs and Payments:

a.

Techsphere to pay the cost of travel between Korea and Canada for the Senior Technical Expert.  Should the Senior Technical Expert decide to bring his/her immediate family members, such as wife/husband and children of this marriage, he/she is free to do so at his/her own expense.

2.

Identica to supply Suitable Housing for Senior Technical Expert and immediate family as required.

3.

Identica to supply an automobile for the use of the Senior Technical Expert.

4.

Identica to supply medical insurance for the Senior Technical Expert and immediate family, as required to a $100,000 CDN limit.

5.

Identica to supply Cell phone for the Senior Technical Expert for Business use.

6.

The primary place for the provision of services by the Techsphere Senior Technical Expert under this Agreement, shall be 130 Bridgeland Avenue, Suite 100, Toronto, Ontario, Canada, M6A 1Z4.

7.

Identica shall have the right to call for the services of the Senior Technical Expert at any other locations in the Americas, as it may be deemed necessary at Identica’s sole discretion.

8.

Identica is to pay travel costs in relation to the services rendered by the Senior Technical Expert in the Americas.  Identica will cover other expenses incurred by the Senior Technical Expert in such trips as provided by Identica’s standard re-imbursement policy.  Identica will not cover any of the Techsphere’s Technical Expert’s family member expenses, should any or all of them decide to join the Expert on business trips in the Americas.

9.

Identica to supply emergency medical insurance coverage for the Senior Technical Expert to a limit of $100,000 CDN.

6.1

Identica to supply HID (and other types) of read/write modules.

DISCLAIMER: Nothing in these terms shall be treated as full-time employment of the Techsphere Technical Expert by Identica.

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________

Schedule “C”

Schedule of Deliveries

UC-2 Version 1

Received by Identica on or before  - May 30, 2007

Independent Contractor Work Made For Hire Agreement

Identica Holdings Corporation V1

Initial(s) _________

Initial(s) _________